Exhibit 10.7

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934 (“SECURITIES EXCHANGE ACT”); [***] DENOTES OMISSIONS.

Contract ID No. CW279539

Amendment #3

To Master Service Provider Agreement

(Contract ID No. JPMC 70575)

This Amendment (“Amendment”) to the Master Service Provider Agreement, dated December 6, 2004, as amended (the “Agreement”) is made and entered into as of the 1st day of January, 2009  (“Amendment Effective Date”) among JPMorgan Chase Bank, National Association (“JPMC”), with an office located at 270 Park Avenue, New York, New York, 10017 and Virtusa Corporation located at 2000 West park Drive, Westborough, MA 01581 (“US Supplier”) and Virtusa India Pvt. Ltd., 3rd Floor, My Home Tycoon, Begumpet, Hyderabad 500-016, India (“Offshore Supplier”).

WHEREAS, JPMC and Supplier have entered into the Agreement, as amended, and

WHEREAS, JPMC and Supplier now wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the promises, terms and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows.

1.             To amend the Exhibit G to the Agreement as follows

(a)          The Title of Exhibit G is hereby amended and restated to be “Pricing and Rate Card”

(b) The pricing below, including the associated terms (collectively, the “Rate Card), is effective January 1, 2009 for all new and existing time and material engagements between the parties hereto.  JPMC reserves the right to review and adjust said Rate Card periodically (the frequency and results of such a review will be based upon supply, demand and/or other internal/external economic forces, but in no such case shall such review be less than annually.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Contract ID No. CW279539

[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

Contract ID No. CW279539

2.             Except as expressly amended herein, the Agreement remains in full force and effect.

3.             Terms not defined herein shall be as defined in the Agreement.

4.             By executing this Amendment, the parties hereto ratify and confirm the terms of the Agreement, as modified by the terms of this Amendment.

5.             This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

6.             If there shall be any conflict in the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control and be binding.

7.             All references in the Agreement in and/or to “this Agreement” and words of a like nature shall be deemed to refer to the Agreement, as amended and supplemented by this Amendment.

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IN WITNESS WHEREOF, JPMC and Supplier have caused duly authorized representatives of their respective companies to execute this Amendment as of the Amendment Effective Date.

JPMORGAN CHASE BANK,		VIRTUSA CORPORATION
NATIONAL ASSOCIATION

By:	/s/ Shashank Modak	By:	/s/ Ranjan Kalia

Printed Name:	Shashank Modak	Printed Name:	Ranjan Kalia

Managing Director
Title:	Sourcing and Procurement Svcs	Title: CFO

Date:	April 14, 2009	Date:	5/21/09

VIRTUSA INDIA PVT. LTD.

		By:	/s/ Keith Modder

		Printed Name:	K. Modder

		Title:	President - Asia Ops.

		Date:	25 May 2009